                                                                      EXHIBIT 24

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 210,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of First American National Bank, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1994.



                                  /s/ David A. Christensen
                                  ------------------------
                                      David A. Christensen

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 210,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of First American National Bank, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1994.



                                  /s/ Gerald J. Ford
                                  ------------------
                                      Gerald J. Ford

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 210,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of First American National Bank, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1994.



                                  /s/ Pierson M. Grieve
                                  ---------------------
                                      Pierson M. Grieve

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 210,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of First American National Bank, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1994.



                                  /s/ Charles M. Harper
                                  ---------------------
                                      Charles M. Harper

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 210,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of First American National Bank, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1994.



                                  /s/ N. Berne Hart
                                  -----------------
                                      N. Berne Hart

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 210,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of First American National Bank, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1994.



                                  /s/ William A. Hodder
                                  ---------------------
                                      William A. Hodder

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 210,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of First American National Bank, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1994.



                                  /s/ Lloyd P. Johnson
                                  --------------------
                                      Lloyd P. Johnson

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 210,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of First American National Bank, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1994.



                                  /s/ Reatha Clark King
                                  ---------------------
                                      Reatha Clark King

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 210,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of First American National Bank, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1994.



                                  /s/ Richard M. Kovacevich
                                  -------------------------
                                      Richard M. Kovacevich

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 210,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of First American National Bank, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1994.



                                  /s/ Richard S. Levitt
                                  ---------------------
                                      Richard S. Levitt

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 210,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of First American National Bank, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1994.



                                  /s/ Richard D. McCormick
                                  ------------------------
                                      Richard D. McCormick

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 210,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of First American National Bank, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1994.



                                  /s/ Cynthia H. Milligan
                                  -----------------------
                                      Cynthia H. Milligan

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 210,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of First American National Bank, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1994.



                                  /s/ John E. Pearson
                                  -------------------
                                      John E. Pearson

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 210,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of First American National Bank, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1994.



                                  /s/ Ian M. Rolland
                                  ------------------
                                      Ian M. Rolland

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 210,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of First American National Bank, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1994.



                                  /s/ Stephen E. Watson
                                  ---------------------
                                      Stephen E. Watson

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 210,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of First American National Bank, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of September, 1994.



                                  /s/ Michael W. Wright
                                  ---------------------
                                      Michael W. Wright